Exhibit 10.1

AMENDMENT NO. 1 TO

FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This Amendment No. 1 to the Fourth Amended and Restated Receivables Purchase Agreement (this “Amendment”) is dated as of February 28, 2020, among Avnet Receivables Corporation, a Delaware corporation (“Seller”), Avnet, Inc., a New York corporation (“Avnet”), as initial Servicer (the Servicer together with Seller, the “Seller Parties” and each a “Seller Party”), each of the entities party hereto identified as a “Financial Institution” (together with any of their respective successors and assigns hereunder, the “Financial Institutions”), each of the entities party hereto identified as a “Company” (together with any of their respective successors and assigns hereunder, the “Companies”) and Wells Fargo Bank, N.A., as agent for the Purchasers or any successor agent hereunder (together with its successors and assigns hereunder, the “Agent”), amending the Fourth Amended and Restated Receivables Purchase Agreement, dated as of August 16, 2018 (the “Existing Agreement,” and as further amended, modified or supplemented from time to time, including through the date hereof, the “Receivables    Purchase Agreement”).

RECITALS

The parties hereto are the current parties to the Existing Agreement and they now desire to amend the Existing Agreement, subject to the terms and conditions hereof, as more particularly described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Definitions Used Herein.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Existing Agreement.

Section 2. Amendment of Existing Agreement.  Subject to the terms and conditions set forth herein, the Existing Agreement is hereby amended as follows:

(a) The following line is hereby added after the line “Exhibit XI Collateral Description” on the page of the Existing Agreement entitled “Exhibits and Schedules”:

“Exhibit XIIForm of General Electric Entity Designation Notice”.

(b) The definition of “Agreement” in Exhibit I of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

“Agreement” means this Fourth Amended and Restated Receivables Purchase Agreement, dated as of August 16, 2018, as amended by Amendment No. 1 thereto, dated as of the First Amendment Date, and as the same may be further amended, restated, supplemented or otherwise modified and in effect  from time to time.

AMENDMENT NO. 1 TO

AVNET RECEIVABLES PURCHASE AGREEMENT

(c) The definition of “Excluded Receivable” in Exhibit I of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

“Excluded Receivable” means all indebtedness and other obligations owed to Originator or in which Originator has a security interest or other interest (including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible) arising in connection with the sale of merchandise or the rendering of services by Originator and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto:

(i) the account debtor for which is Intelbras S.A. Industria de Telecomunicacao Eletronica Brasileira and such indebtedness or other obligation was originated after December 30, 2016;

(ii) the account debtor for which is 3M Company and such indebtedness or other obligation was originated after October 31, 2017;

(iii) the account debtor for which is a General Electric Entity and such indebtedness or other obligation was originated after the applicable General Electric Exclusion Date; or

(iv) which both (a) arises in connection with the sale of merchandise or the rendering of services by the business previously conducted by any businesses acquired by Originator in an Excluded Acquisition and (b) is not recorded or maintained in  Avnet’s consolidated general ledger accounting records as part of general ledger category “company code US10” (other than any Receivables previously coded under “company code US10” that have been coded under any  other category without the Agent’s prior written consent).

Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute an Excluded Receivable separate from an Excluded Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be an Excluded Receivable regardless of whether the account debtor or Seller treats such indebtedness, rights or obligations as a separate payment obligation.

(d) Exhibit I to the Existing Agreement is hereby amended by adding thereto the following new definitions, in the proper alphabetical order:

“First Amendment Date” means February 28, 2020.

“General Electric Entity Designation Notice” means a notice substantially in the form attached hereto as Exhibit XII that has been delivered by Originator and Seller to Agent and acknowledged by Agent.

AMENDMENT NO. 1 TO

AVNET RECEIVABLES PURCHASE AGREEMENT

“General Electric Entity” means (i) General Electric Company; GE Aviation; GE Healthcare Japan Corporation; GE Healthcare; GE OEC Medical Systems, Inc.; GE Sensing EMEA Unlimited Company; GE Healthcare Europe GmbH; GE Medical Systems; Baker Hughes Company; GE Consumer & Industrial; GE MDS LLC; Reuter Stokes Inc.; GE Hangwei Medical Systems Company, Ltd.; Bently Nevada, Inc.; Inspection Technologies; GE Healthcare Bio-Science Corp; GE Energy Control Solutions Inc.; General Electric Co; GE Technology Infrastructure; GE Healthcare Canada; GE Commercial Materials S de RL de CV; GE Global Research; GE Ultrasound Korea Limited; General Electric International, Inc.; and GE Lighting Solutions LLC and (ii) any other direct or indirect subsidiary or affiliate of General Electric Company who has been designated as a “General Electric Entity” pursuant to a General Electric Entity Designation Notice.

“General Electric Exclusion Date” means, with respect to (i) each of the entities identified in clause (i) of the definition of “General Electric Entity,” the First Amendment Date, and (ii) any direct or indirect subsidiary or affiliate of General Electric Company identified in a General Electric Entity Designation Notice, the General Electric Exclusion Date specified in such General Electric Entity Designation Notice.

(e) Exhibit XII, appended hereto as Annex A, is hereby added to the Exiting Agreement after Exhibit XI thereto.

(f) Schedule A to the Existing Agreement is hereby deleted in its entirety and replaced with Schedule A appended hereto as Annex B.

Section 3. Conditions to Effectiveness of Amendment.This Amendment shall become effective as of the date hereof, upon the satisfaction of the conditions precedent that:

(a) Amendment. The Agent and each Seller Party shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

(b) Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties of each Seller Party contained in the Receivables Purchase Agreement and in each other Transaction Document shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, each Seller Party shall be deemed to have represented and warranted such).

(c) No Amortization Event or Potential Amortization Event.  As of the date hereof,  both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each Seller Party shall be deemed to have represented and warranted such).

AMENDMENT NO. 1 TO

AVNET RECEIVABLES PURCHASE AGREEMENT

Section 4. Amendment of Receivables Sale Agreement.  As of the date first set forth above, Avnet, in its capacity as Originator under the Receivables Sale Agreement, and Avnet Receivables Corporation, in its capacity as Buyer under the Receivables Sale Agreement, hereby acknowledge this Amendment and agree to be bound by the terms of this Amendment to the extent such terms amend or modify the Receivables Sale Agreement. The Agent and each Financial Institution party hereto hereby consent to any such amendment or modification to the Receivables Sale Agreement. In furtherance of the foregoing, Originator reaffirms and agrees it shall not sell and/or contribute, and Buyer reaffirms and agrees it shall not purchase and/or receive, any Excluded Receivables pursuant to the Receivables Sale Agreement.

Section 5. UCC Authorization. In furtherance of the transactions contemplated by this Amendment, the Agent, for itself and each other Purchaser, hereby authorizes, upon the effectiveness of this Amendment, the filing of amendments to the financing statement filed against Avnet with the Department of State of the State of New York with original file numbers 127178, 129624, 035098, 035089 and 201808170390411 in substantially the forms attached hereto as Annex C-1,  Annex C-2,  Annex C-3,  Annex C-4 and Annex C-5.

Section 6.Miscellaneous.

(a) Effect; Ratification. This Amendment is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed (i) to be a consent to, or an acknowledgment of, any amendment, waiver or modification of any other term or  condition  of  the Existing Agreement or of any other instrument or agreement referred to therein or (ii) to prejudice any  right or remedy which the Agent, any Company or Financial Institution (or any of their respective assigns) may now have or may have in the future under or in connection with the  Receivables  Purchase  Agreement or any other instrument or agreement referred to therein. Each reference in the Receivables Purchase Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the Existing Agreement or to the “Receivables Purchase Agreement” shall mean the Existing Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Receivables Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Receivables Purchase Agreement  and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

(b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Receivables Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(c) Costs, Fees and Expenses. Seller agrees to reimburse the Agent and each Purchaser and its assigns upon demand for all reasonable and documented out-of-pocket costs, fees and expenses in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the Agent).

(d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

(e) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that  jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

AMENDMENT NO. 1 TO

AVNET RECEIVABLES PURCHASE AGREEMENT

(f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

(g) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO  THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

AMENDMENT NO. 1 TO

AVNET RECEIVABLES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

AVNET RECEIVABLES CORPORATION,
as Buyer and as Seller

By:	/s/ Ken Jacobson
Name	Ken Jacobson
Title	VP, Corporate Controller

AVNET, INC., as Originator and as Servicer
By:	/s/ Joseph L. Burke
Name	Joseph L. Burke
Title	VP and Treasurer

AMENDMENT NO. 1 TO

AVNET RECEIVABLES PURCHASE AGREEMENT

Commitment: $150,000,000	WELLS FARGO BANK, N.A.,
as a Company and as a Financial Institution

	By:	/s/ Elizabeth R. Wagner
	Name:	Elizabeth R. Wagner
	Title:	Managing Director

WELLS FARGO BANK, N.A.,
as Agent

	By:	/s/ Elizabeth R. Wagner
	Name:	Elizabeth R. Wagner
	Title:	Managing Director

AMENDMENT NO. 1 TO

AVNET RECEIVABLES PURCHASE AGREEMENT

TRUST
Commitment: $125,000,000	TRUST BANK, formerly known as Branch Banking
and Trust Company,
as a Company and as a Financial Institution

	By:	/s/ Ileana Chu
	Name:	Ileana Chu
	Title:	SVP

AMENDMENT NO. 1 TO

AVNET RECEIVABLES PURCHASE AGREEMENT

Commitment: $75,000,000	PNCBANK, NATIONAL ASSOCIATION, as a
Company and as a Financial Institution

	By:	/s/ Nina Austin
	Name:	Nina Austin
	Title:	Senior Vice President

AMENDMENT NO. 1 TO

AVNET RECEIVABLES PURCHASE AGREEMENT

Commitment: $75,000,000	TRUIST BANK, as successor-by-merger to SunTrust
Bank,
as a Company and as a Financial Institution

	By:	/s/ Ileana Chu
	Name:	Ileana Chu
	Title:	SVP

AMENDMENT NO. 1 TO

AVNET RECEIVABLES PURCHASE AGREEMENT

LIBERTY STREET FUNDING LLC,
as a Company

	By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President

Commitment: $76,500,000	THE BANK OF NOVA SCOTIA,
as a Financial Institution

	By:	/s/ Douglas Noe
	Name:	Douglas Noe
	Title:	Managing Director

AMENDMENT NO. 1 TO

AVNET RECEIVABLES PURCHASE AGREEMENT

Annex A

[see next page]

AMENDMENT NO. 1 TO

AVNET RECEIVABLES PURCHASE AGREEMENT

EXHIBIT XII

GENERAL ELECTRIC ENTITY NOTICE OF DESIGNATION

[Letterhead]

[Date]

Wells Fargo Bank, N.A., as Agent

1100 Abernathy Rd. NE, 16th Floor Atlanta, GA 30328

GENERAL ELECTRIC ENTITY NOTICE OF DESIGNATION

This General Electric Entity Notice of Designation (this “Notice”) is approved and executed by each of the undersigned as of the date set forth above.

Reference is made to (a) the Fourth Amended and Restated Receivables Purchase Agreement, dated as of August 16, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”), by and among Avnet Receivables Corporation, a Delaware corporation (the “Seller”), Avnet, Inc., as Servicer, and the Financial Institutions and the Companies from time to time party thereto, and Wells Fargo Bank, N.A., as Agent and (b) the Second Amended and Restated Receivables Sale Agreement, dated as of August 16, 2018 (as amended, restated, supplemented or otherwise modified from time to time the “Receivables Sale Agreement”), between Avnet, Inc., as Originator, and Seller, as buyer. Unless defined in this Notice, capitalized terms used in this Notice shall have the meanings assigned to such terms in the Receivables Purchase Agreement, and if not defined therein, in the Receivables Sale Agreement.

Each of the undersigned hereby notifies you that each entity identified below shall be a General Electric Entity for all purposes under the Transaction Documents on and after the specified General Electric Exclusion Date, and accordingly, any Receivables owed by such General Electric Entity originated after such General Electric Exclusion Date shall not be sold under the Receivables Sale Agreement and shall not constitute Collateral under the Receivables Purchase Agreement.

General Electric Entity	Originator	General Electric Exclusion Date
[ ]	[Avnet, Inc.]	[ ]

[Signature Page Follows]

AMENDMENT NO. 1 TO

AVNET RECEIVABLES PURCHASE AGREEMENT

IN WITNESS WHEREOF, this Notice has been approved and executed by the undersigned as of the date first above written.

AVNET RECEIVABLES CORPORATION
As Seller and Buyer

By:
Name
Title

AVNET, INC., as Servicer and Originator

By:
Name
Title

[SIGNATURES OF ADDITIONAL ORIGINATORS
TO BE ADDED, AS AND IF APPLICABLE]

ACKNOWLEDGED:

WELLS FARGO BANK, N.A., as Agent

By:_______________________________________
Name:
Title: